EXHIBIT 10.8


                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                      (PERTAINING TO ADVISORY AGREEMENT FOR
                      APPLE RESIDENTIAL INCOME TRUST, INC.)

     This Assignment and Assumption Agreement (the "Agreement") is made as of October 1, 1998, by and among Apple Residential Income Trust, Inc. ("Apple"), Apple Residential Advisors, Inc. ("ARA"), Apple Residential Management Group, Inc. ("ARMG") and Cornerstone Realty Income Trust, Inc. ("Cornerstone"), and provides as follows:


                                    RECITALS:

     A. Under an Advisory Agreement dated as of November 1, 1996 (the "Advisory Agreement"), ARA agreed to provide certain advisory services to Apple as more particularly described in the Advisory Agreement.

     B. Pursuant to an Advisory Agreement Subcontract dated as of March 1, 1997 (the "Subcontract"), among Apple, ARA, and Cornerstone, ARA delegated and assigned to Cornerstone and Cornerstone accepted from ARA a delegation and assignment of ARA's duties, obligations, rights, powers and benefits under the Advisory Agreement.

     C. Pursuant to a letter dated September 30, 1998 from Cornerstone to ARA and Apple, the Subcontract was terminated effective at the close of business on September 30, 1998, with the effect that the Advisory Agreement was again in full force and effect according to its terms.

     D. ARA desires to delegate and assign to ARMG, and ARMG desires to accept the delegation and assignment from ARA of, all of ARA's duties, obligations, rights, powers and benefits under the Advisory Agreement attributable to the period beginning on the date of this Agreement, and Apple is willing to consent to such delegation and assignment, all as more particularly set forth herein.

     E. Cornerstone, which is expected to provide to ARMG certain employees necessary to perform the services required under the Advisory Agreement, enters into this Agreement so as to evidence its acknowledgment and understanding of the assignment from ARA to ARMG.

     NOW THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration, the parties agree as follows:

     1. Assignment and Assumption. ARA does hereby delegate and assign to ARMG all of ARA's duties, obligations, rights, powers and benefits under the Advisory Agreement attributable to the period beginning on the date of this Agreement. ARMG accepts such delegation and assignment. The intent of such delegation and assignment is to impose upon ARMG all duties and obligations of ARA under the terms of the Advisory Agreement attributable to the period beginning on the date of this Agreement, and to confer upon ARMG all of the correlative rights, powers and benefits (including, without limitation, the right to receive all fees and expense reimbursements) conferred by or provided for in the Advisory Agreement, and this Agreement shall be interpreted and construed consistently with such intent. For as long as this Agreement remains in effect, the term "Advisor" as used in the Advisory Agreement shall be deemed to refer to ARMG, unless the context clearly requires otherwise.

     2. Consent of Apple; Acknowledgment of Cornerstone. Apple consents to the delegation and assignment referred to Section 1. Cornerstone understands and acknowledges the delegation and assignment referred to in Section 1.

     3. Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Advisory Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

                                           APPLE RESIDENTIAL INCOME TRUST, INC.,
                                             a Virginia corporation

                                           By: Glade M. Knight
                                              ----------------------------------

                                           Title: President
                                                 -------------------------------


                                           APPLE RESIDENTIAL ADVISORS, INC.,
                                             a Virginia corporation

                                           By: Glade M. Knight
                                              ----------------------------------

                                           Title: President
                                                 -------------------------------

                                           APPLE RESIDENTIAL MANAGEMENT
                                             GROUP, INC., a Virginia corporation

                                           By: Glade M. Knight
                                              ----------------------------------

                                           Title: President
                                                 -------------------------------

                                           CORNERSTONE REALTY INCOME TRUST,
                                             INC., a Virginia corporation

                                           By: Glade M. Knight
                                              ----------------------------------

                                           Title: Chief Executive Officer
                                                 -------------------------------



                                       2